DELAWARE POOLED® TRUST

The Delaware Macquarie Real Estate Portfolio (the "Portfolio")

Supplement to the Portfolio's Prospectus dated June 29, 2010

On February 17, 2011, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted and approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect on February 18, 2011.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 17, 2011.